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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): JANUARY 5, 2006



                               MBT FINANCIAL CORP.
             (Exact name of registrant as specified in its charter)


          MICHIGAN                     000-30973               38-3516922

(State or other jurisdiction          (Commission             (IRS Employer
     of incorporation)                File Number)         Identification No.)


 102 EAST FRONT STREET, MONROE, MICHIGAN                           48161

 (Address of principal executive offices)                        (Zip Code)


       Registrant's telephone number, including area code: (734) 241-3431


         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))



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ITEM 8.01 OTHER EVENTS.

On January 5, 2006, Registrant issued a press release announcing that its Board of Directors authorized the repurchase of up to 2 million shares if its common stock during calendar year 2006. The press release is attached as Exhibit No. 99 and incorporated herein by reference.


ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits

The following exhibits are furnished herewith:

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

EXHIBIT
NUMBER                     EXHIBIT DESCRIPTION
------                     -------------------
99                         Press Release dated January 5, 2006 announcing
                           Registrant's authorization to repurchase up to 2
                           million shares of its common stock during the
                           calendar year 2006.
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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized

                                         MBT FINANCIAL CORP.


Date: January 5, 2006
                                    By:  /s/ H. Douglas Chaffin
                                         -----------------------------------
                                         H. Douglas Chaffin
                                         President and Chief Executive Officer




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                                  EXHIBIT INDEX

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

EXHIBIT
NUMBER                     EXHIBIT DESCRIPTION
------                     -------------------
99                         Press Release dated January 5, 2006 announcing
                           Registrant's authorization to repurchase up to 2 million shares of its common stock during calendar year 2006.
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